                                POWER OF ATTORNEY

      I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-34813

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE          DATE
                                                --------
/s/ John D. DesPrez III                         Director        March 25, 2006
---------------------------
John D. DesPrez III

                                POWER OF ATTORNEY

      I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-34813

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE          DATE
                                                --------
/s/ James R. Boyle                              Director        March 25, 2006
----------------------
James R. Boyle

                                POWER OF ATTORNEY

      I, Jonathan Chiel, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-34813

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE          DATE
                                                --------
/s/ Jonathan Chiel                              Director        March 25, 2006
----------------------
Jonathan Chiel

                                POWER OF ATTORNEY

      I, Robert A. Cook, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-34813

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE          DATE
                                                --------
/s/ Robert A. Cook                              Director        March 25, 2006
-----------------------
Robert A. Cook

                                POWER OF ATTORNEY

      I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-34813

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 27, 2006 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE          DATE
                                                --------
/s/ Marc Costantini                             Director        March 27, 2006
----------------------
Marc Costantini

                                POWER OF ATTORNEY

      I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Mark Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-34813

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE          DATE
                                                --------
/s/ Warren Thomson                              Director         March 25, 2006
---------------------
Warren Thomson